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                                                                        Ex 10.14

                                                                  EXECUTION COPY

                                 DOV NEWCO, LTD.
                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT is made as of January 21, 1999 by and among DOV NEWCO, LTD., a Bermuda exempted limited company (the "COMPANY"), DOV PHARMACEUTICAL, INC., a New Jersey corporation ("DOV"), and ELAN INTERNATIONAL SERVICES, LTD., a Bermuda corporation ("EIS").

                                R E C I T A L S:

            A. Pursuant to a Joint Development and Operating Agreement dated as of the date hereof by and among DOV, EIS, the Company, ELAN CORPORATION, PLC, an Irish public limited company and NASCIME LIMITED, an Irish private limited company (as amended at anytime, the "JDOA"), EIS and DOV have acquired certain shares of common stock, par value $1.00 per share (the "COMMON STOCK") of the Company.

            B. Pursuant to a Securities Purchase Agreement dated as of the date hereof by and between DOV and EIS (as amended at anytime, the "SECURITIES PURCHASE AGREEMENT"), EIS has (x) acquired, among other things, a certain promissory note (as amended at anytime, the "EXCHANGEABLE NOTE"), that may be exchanged for shares of Common Stock.

            C. The execution of each of the agreements has occurred on the date hereof; it being a condition to the closings of the transactions contemplated thereby that the parties execute and deliver this Agreement.

            D. The parties desire to set forth herein their agreement related to the granting of certain registration rights to the Holders (as defined below) of any Common Stock or securities convertible, exercisable or exchangeable for or into Common Stock.

                               A G R E E M E N T:

            The parties hereto agree as follows:

            1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

            "AFFILIATE" of any Person shall mean any other Person controlling, controlled by or under common control with such particular Person. In the case of a natural Person, his Affiliates include members of such Person's immediate family, natural lineal descendants of such Person or a trust for the exclusive benefit of such Person and his immediate family and natural lineal descendants.

            "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

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            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "HOLDERS", "HOLDERS" or "HOLDERS OF REGISTRABLE SECURITIES" shall mean EIS, DOV and any Person who shall have acquired Registrable Securities from EIS or DOV as permitted herein, either individually or jointly as the case may be.

            "PERSON" shall mean an individual, a partnership, a company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental quasi-governmental entity or any department, agency or political subdivision thereof.

            "REGISTRABLE SECURITIES" means (i) any shares of Common Stock held by the Holders, (ii) any Common Stock issued to any Holder upon exchange in connection with the Exchangeable Note, and (iii) any Common Stock issued in respect of the securities referred to in clauses (i) and (ii) above upon any stock split, stock dividend, recapitalization or similar event; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction (including a transaction pursuant to a registration statement under this Agreement and transaction pursuant to Rule 144 promulgated under the Securities
Act) in which registration rights are not transferred pursuant to Section 9 hereof. Common Stock owned by a Holder shall cease to be Registrable Securities
(i) upon any sale by a Holder pursuant to a Registration Statement, Section 4(2) of the Securities Act or Rule 144 under the Securities Act, (ii) at such time as a Holder receives an opinion of counsel reasonably satisfactory to the Company that all of such Registrable Securities may be sole pursuant to Rule 144, without regard to volume and manner of sale restrictions or (iii) upon any assignment or transfer of the Registrable Securities in a manner not in compliance with the Securities Act or this Agreement or in which registration rights are not transferred pursuant to Section 9 hereof.

            The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            "REGISTRATION EXPENSES" shall mean all expenses, other than Selling Expenses, incurred by the Company in complying with Sections 2 or 3 hereof, including without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration and the reasonable fees and disbursements, not to exceed $10,000 in the aggregate, of one counsel for the Holders, such counsel to be selected by Holders holding a majority of the Registrable Securities held by the Holders and included in such registration.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.


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            "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and the costs of any accountants, counsel or other experts retained by the Holders.

            2. DEMAND REGISTRATIONS.

            (a) REQUESTS FOR REGISTRATION. Any Holder or Holders who collectively hold Registrable Securities representing at least 25% of the Registered Securities then outstanding shall have the right at any time from and after 18 months of the Company's initial public offering of securities (an "IPO"), if any, to request registration under the Securities Act of all or part of their Registrable Securities on Form S-1, S-2 or S-3 (if available) or any similar registration (each, a "Demand Registration"), such form to be selected by the Company. Each written request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Within 10 days after receipt of any such request, the Company shall give written notice of such requested registration to all other Holders of Registrable Securities and, if they request to be included in such registration, the Company shall include such Holders' Registrable Securities in such offering if they have responded affirmatively within 10 days after the receipt of the Company's notice. The Holders in aggregate shall be entitled to request one Demand Registration. A registration shall not count as the permitted Demand Registration until it has become effective (unless such Demand Registration has not become effective due solely to the fault of the Holders requesting such registration, including a request by such Holders that such registration be withdrawn). The Company shall pay all Registration Expenses in connection with any Demand Registration whether or not such Demand Registration has become effective; provided, that the Company shall not be obligated to pay such Registration Expenses if the Demand Registration has not become effective due to the fault (including such request to withdraw) of the Holders requesting such registration. The Company shall use its best efforts to file as soon as reasonably practicable after such a Demand Registration, and shall use its best efforts to have such Demand Registration declared effective as soon as reasonably practicable after such filing.

            (b) PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, that can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration:

            (i) first but subject to underwriter cut-back to eliminate such excess, the Registrable Securities requested to be included in such registration by the Holders together with any securities held by third parties holding a similar, previously granted right to be included in such registration (or, if necessary, such Registrable Securities or other securities PRO RATA among the Holders thereof based upon the number of Registrable Securities owned by each such Holder); and

            (ii) thereafter, other securities requested to be included in such registration or sold by the Company.


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            (c) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company may postpone for up to six months in any 12 month period, the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines in good faith that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require disclosure of any information that the board of directors of the Company determines in good faith the disclosure of which would be detrimental to the Company; provided that in such event, the Holders initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay any Registration Expenses in connection with such withdrawn registration.

            (d) SELECTION OF UNDERWRITERS. The Company shall have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to a Demand Registration, subject to the Holders' or other holders' (if any) approval, which shall not be unreasonably withheld.

            (e) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, so long as any Holder owns any Registrable Securities, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, that is in conflict with the rights granted to the Holders hereunder, without the prior written consent of the Holders of at least 51% of the Registrable Securities held by the Holders; it being understood that the Company may grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate or PARI PASSU to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations and (ii) demand registrations so long as the Holders of Registrable Securities are entitled to participate in one such demand registration with such Persons PRO RATA on the basis of the number of shares owned by each such Holder.

            3. PIGGYBACK REGISTRATIONS.

            (a) RIGHT TO PIGGYBACK. At any time the Company shall propose to register Common Stock under the Securities Act (other than in a registration on Form S-3 relating to sales of securities to participants in a Company dividend reinvestment plan, S-4 or S-8 or any successor form or in connection with an acquisition or exchange offer or an offering of securities solely to the existing stockholders or employees of the Company) (each, a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration and, subject to Section 3(b) and the other terms of this Agreement, shall include in such registration all Registrable Securities that are permitted under applicable securities laws to be included in the form of registration statement selected by the Company and with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.


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            (b) PRIORITY ON PIGGYBACK REGISTRATIONS. If a Piggyback Registration
is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration:

            (i) the securities the Company proposes to sell;

            (ii) subject to underwriter cut-back to eliminate such excess the Registrable Securities requested to be included in such registration by the Holders and any securities requested to be included in such registration by any other Person, if necessary PRO RATA among the Holders of such Registrable Securities and such other Persons, on the basis of the number of shares owned by each of such Holders subject to the rights of such other Persons under agreements existing as of the date hereof; and

            (iii) thereafter (but so subject) other securities requested to be included in such registration.

The Holders of any Registrable Securities included in such a registration shall execute an underwriting agreement in form and substance satisfactory to the managing underwriters.

            (c) RIGHT TO TERMINATE REGISTRATION. If, at any time after giving written notice of its intention to register any of its securities as set forth in Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

            (d) SELECTION OF UNDERWRITERS. The Company shall have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to a Piggyback Registration and subject to Section 2(d), pursuant to a Demand Registration.

            4. EXPENSES OF REGISTRATION. Except as otherwise provided herein, all Registration Expenses incurred in connection with all registrations pursuant to Sections 2 and 3 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders of Registrable Securities shall be borne by such Holders.

            5. HOLDBACK AGREEMENTS.

            (a) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use reasonable efforts to cause each holder of at least 5% (on a fully-diluted


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basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule
144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

            (b) Each Holder of Registrable Securities agrees if requested by the managing underwriter or underwriters in an underwritten offering of securities of the Company, not to effect any offer, sale, distribution or transfer (or offer or agree to do so) of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act (except as part of such underwritten registration), during the seven-day period prior to, and during the 90-day period (or, in the case of an IPO, 180-day period or such shorter period as may be agreed to by the parties hereto following, the effective date of such Registration Statement to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

            6. REGISTRATION PROCEDURES. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and pursuant thereto the Company as expeditiously as possible:

            (a) subject to Section 2(c) hereof, prepare and file with the Commission a registration statement on any form for which the Company qualifies with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (i) furnish to the counsel selected by the Holders copies of all such documents proposed to be filed, which documents shall be subject to the review of such counsel, and (ii) notify each holder of Registrable Securities covered by such registration of any stop order issued or threatened by the Commission);

            (b) subject to Section 2(c) hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period equal to the shorter of (i) six months and (ii) the time by which all Registrable Securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition the sellers thereof set forth in such registration statement;

            (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;


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            (d) use its best efforts to register or qualify such Registrable
Securities under such other securities or blue sky laws of such jurisdiction as any seller reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d) or (ii) subject itself to taxation in any jurisdiction;

            (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement of amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that the Company shall not be required to amend the registration statement or supplement the Prospectus for a period of up to six months if the board of directors determines in good faith and so notifies the Holders that to do so would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require the disclosure of any information that the board of directors determines in good faith the disclosure of which would be detrimental to the Company, it being understood that the period for which the Company is obligated to keep the Registration Statement effective shall be extended for a number of days equal to the number of days the Company delays amendments or supplements pursuant to this provision. Upon receipt of any notice pursuant to this Section 6(e) Holders shall suspend all offers and sales of securities of the Company and all use of any prospectus until advised by the Company that offers and sales may resume, and shall keep confidential the fact and content of any notice given by the Company pursuant to this section 6(e);

            (f) use its best efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the National Association of Securities Dealers Automated Quotation System (the "NASDAQ") and, if listed on the Nasdaq, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq National Market System security within the meaning of Rule 11Aa2-1 under the Exchange Act or failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

            (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or


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facilitate the disposition of such Registrable Securities (including without limitation, effecting a stock split or a combination of shares);

            (i) make available for inspection by a representative of the Holders included in the registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter all pertinent financial and other records; pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonable requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

            (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order; and

            (l) use best efforts to obtain a so-called "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters.

            7. INDEMNIFICATION.

            (a) The Company shall indemnify, to the fullest extent permitted by applicable law, each Holder, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any litigation, investigation or proceeding commenced or threatened (collectively, "CLAIMS") to which each such indemnified Party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in or omitted from any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within


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the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

            (b) In connection with any registration statements in which a Holder of is participating, each such Holder shall furnish to the Company in writing such customary information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus (the "SELLER'S INFORMATION") and, to the fullest extent permitted by applicable law shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all Claims to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violations by such Person of any federal, state or common law rule or regulation applicable to such Person and relating to action required of or inaction by such Person in connection with any such registration; provided that with respect to a Claim arising pursuant to clause (i) or (ii) above, the material misstatement or omission is contained in or omitted from such Seller's Information; provided, further, that the obligation to indemnify shall be individual to each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

            (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligation under paragraphs (a) and (b), unless and then only to the extent that the indemnifying party has been prejudiced by such failure to provide such notice) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim.

            (d) The indemnifying party shall not be liable to indemnify an indemnified party for any settlement, or consent to judgment of any such action effected without the indemnifying party's consent (but such consent shall not be unreasonably withheld). Furthermore, the indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by each such indemnified party.


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            (e) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under clauses (a) and (b) above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement from the sale of shares pursuant to the registered offering of securities to which indemnity is sought but also the relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement in connection with the statement or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be deemed to be based on the relative relationship of the total net proceeds from the offering (before deducting expenses) to the Company, the total underwriting commissions and fees from the offering (before deducting expenses) to the underwriters and the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied or omitted by the Company or by the Holders for use in a registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (f) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

            8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (b) as expeditiously as possible notifies the Company of the occurrence of any event as a result of which such prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (c) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            9. TRANSFER OF REGISTRATION RIGHTS. The rights granted to any Person under this Agreement may be assigned only to a transferee or assignee who is an Affiliate of such Person in connection with any transfer or assignment of Registrable Securities by a Holder; provided, that: (a) such transfer may otherwise be effected in accordance with applicable securities laws, (b) if not already a party hereto, the assignee or transferee agrees in writing prior to such transfer to be bound by the provisions of this Agreement applicable to the transferor, and (c) each of EIS and


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DOV shall act as agent and representative, respectively, for transferees of each such Person for the giving and receiving of notices hereunder.

            10. INFORMATION BY HOLDER. Each Holder shall furnish the Company such written information regarding such Holder and any distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

            11. EXCHANGE ACT COMPLIANCE. After the effectiveness of a registration statement pursuant to this Agreement or otherwise, the Company shall comply with all the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the Commission that are conditions to the availability of Rule 144 for the sale of the Registrable Securities. The Company shall cooperate with each Purchaser in supplying such information as may be necessary for such Purchaser to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of Rule 144.

            12. LIMITATION ON REGISTRATION. The Company shall not be obligated to effect a registration of any Holder's Registrable Securities pursuant to Sections 2 or 3 hereof if all the Registrable Securities have been sold under Rule 144, Regulation S or similar provision under the Securities Act so that there is no further restriction on the transfer by the transferee or the Holder's shares of Common Stock no longer constitute Registrable Securities. The Company shall not be required to include any Registrable Securities of a Holder in a registration if all such Holder's Registrable Securities could be sold within a three month period pursuant to Rule 144 or other similar rule or regulation.

            13. MISCELLANEOUS.

            (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement without the prior written consent of the Holders of a majority in interest of such Registrable Securities.

            (b) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement; provided that in no event shall any Holder have the right to enjoin or interfere with any offering of securities by the Company.

            (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and Holders of a majority of the Registrable Securities; provided, that without the prior written consent of all the Holders, no such amendment or waiver shall reduce the foregoing percentage.

            (d) SUCCESSORS AND ASSIGNS. Subject to Section 9 hereof, all covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. In particular, no Holder of Registrable Securities shall transfer registered securities (or securities convertible into, exercisable or exchangeable for Registrable Securities) other than pursuant to Rule 144 or sale pursuant to an effective registration statement, whether or not the transferee shall have rights under this Agreement, without obtaining an agreement from the transferee to be bound by the terms of this Agreement. In addition, whether or not any express assignment has been made, the provisions of this Agreement that are for the benefit of Holders of Registrable Securities are also for the benefit of, and enforceable by, any permitted transferee of Registrable Securities.

            (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            (f) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

            (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive (as opposed to procedural) laws of the State of New York, without giving effect to the principles thereof relating to conflicts of laws.

            (i) NOTICES. All notices, demands, requests or other communications to be given or delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given or delivered when delivered personally to the recipient or by telecopy, one day after being sent to the recipient by reputable overnight courier service (charges prepaid) or three days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the parties hereto at the addresses indicated below:

            (i) if to the Company, to:

                        DOV Newco, Ltd.
                        c/o DOV Pharmaceutical, Inc.
                        One Parker Plaza
                        Fort Lee, New Jersey 07024
                        Attn: Dr. Arnold Lippa

            (ii) if to DOV, to:

                        DOV Pharmaceutical, Inc.
                        One Parker Plaza
                        Fort Lee, New Jersey 07024
                        Attn: Dr. Arnold Lippa

                  with a copy, in the case of the Company and/or DOV, to:

                        Friedman Siegelbaum LLP
                        399 Park Avenue
                        New York, New York 10022
                        Attn: J. Robert Horton, Esq.

            (iii) if to EIS, to:

                        Elan International Services, Ltd.
                        102 St. James Court
                        Flatts, Smiths Parish
                        Bermuda FL04
                        Attention: Director

                  with a copy, in the case of the Company and/or EIS, to:

                        Brock Silverstein McAuliffe LLC
                        153 East 53rd Street, 56th Floor
                        New York, New York 10022
                        Attention: David Robbins, Esq.

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 7. Notice hereunder may be given on behalf of the parties by their respective attorneys.

            (j) TERMINATION. This Agreement shall terminate on the date as of which each Holder has sold all remaining Registrable Securities in a transaction or transactions of the type described in Section 12 hereof.

            (k) ADDITIONAL PARTIES. Subsequent purchasers of Common Stock, or securities convertible, exercisable or exchangeable into or for Common Stock, may become party to this Agreement, such that such Persons may become Holders hereunder and such Common Stock or securities may become Registrable Securities hereunder, provided that no subsequent purchaser shall be entitled to registration rights with preference to the Holders initially named herein.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                        DOV Newco, Ltd.

                                        By:  /s/ Arnold Lippa
                                             -----------------------------------
                                             Name:  Arnold Lippa
                                             Title: President


                                        DOV Pharmaceutical, Inc.

                                        By:  /s/ Arnold Lippa
                                             -----------------------------------
                                             Name:  Arnold Lippa
                                             Title: CEO


                                        Elan International Services, Ltd.

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                        DOV Newco, Ltd.

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        DOV Pharmaceutical, Inc.

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        Elan International Services, Ltd.

                                        By:  /s/ Kevin Insley
                                             -----------------------------------
                                             Name:  Kevin Insley
                                             Title: President and Chief
                                                    Financial Officer